LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT	12 Months Ended
Dec. 31, 2025
LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT [Abstract]
LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT
8.	LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT

The Company has two lenders financing its fleet of twenty Suezmax tankers; (1) Senior Secured Credit Facility – Beal Bank (Amended and Restated 2025), secured by seven vessels, Nordic Space, Nordic Star, Nordic Breeze, Nordic Zenith, Nordic Cross, Nordic Light and Nordic Vega. (2) Ocean Yield, financing of  eight of our vessels, Nordic Aquarius, Nordic Cygnus, Nordic Tellus, Nordic Harrier, Nordic Hunter, Nordic Hawk, Nordic Galaxy and Nordic Moon.

Senior Secured Credit Facility – Beal Bank (Amended and Restated 2025)

On February 6, 2025, the Company entered into a five-year Senior Secured Credit Agreement with Beal Bank, referred to as the “Amended and Restated Agreement”, maturing in February 2029, in the aggregate amount of $150 million. The Amended and Restated Agreement amended the previous loan agreement with Beal Bank which matured in February 2025. In connection with the amended and restated agreement, restrictions on cash have been lifted and as of December 31, 2025, the Company does not hold any restricted cash.

The Amended and Restated Facility refinanced the Company’s previous 2019 Senior Secured Credit Facility and $30 million accordion loan. The facility consists of an existing loan of approximately $72 million and a new disbursement of approximately $78 million and is structured as a single loan secured by seven Suezmax vessels (the “Revised Collateral”). Vessels that were pledged under the previous facility are no longer part of the collateral package.

In addition, the facility includes a $100 million delayed draw facility available for future fleet expansion, subject to a maximum loan-to-value ratio of 50%. Amounts drawn under the delayed draw facility may be subject to mandatory prepayment unless otherwise waived by the lender. The Amended and Restated Agreement includes financial covenants requiring the Company to maintain minimum liquidity of $20.0 million and a maximum loan-to-vessel value ratio of 70%. The agreement also includes a semi-annual Excess Cash Sweep mechanism based on aggregate revenues generated by the collateral vessels, less;
(i) amounts due to the lenders and agent, and
(ii) fixed per-vessel daily amounts representing estimated operating expenses, capital expenditures and general and administrative expenses.
The percentage of Excess Cash to be prepaid depends on the loan-to-value ratio (LTV) at the time of calculation:

•    LTV < 50% → 25% of Excess Cash must be prepaid

•    LTV ≥ 50% but < 70% → 50% of Excess Cash must be prepaid

•    LTV ≥ 70% → 100% of Excess Cash must be prepaid

The seven vessels released from the collateral are unencumbered; however, as of the reporting date, only one of these vessels remains unsold. This provides the Company with some additional financial flexibility. The Amended and Restated Agreement also contains customary events of default and acceleration provisions, including provisions related to material adverse changes. However, given that the value of the collateral significantly exceeds the outstanding loan balance, the Company believes the risk of acceleration to be remote. Excess Cash Sweep calculations are performed on a semi-annual basis under the Amended and Restated Agreement, compared to quarterly calculations under the previous facility.

Ocean Yield Financing

The Company has three vessels that were built and delivered in 2018. Under the terms of the financing agreement, the lender provided financing of 77.5% of the purchase price for each of the three vessels. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase each vessel for $13.6 million upon the completion of the ten-year bareboat charter agreements and has the option to purchase the vessels after eighty-four months. The purchase options have to be declared six months in advance of the anniversaries for each vessel. The options related to the eighty-four month’s anniversaries expired during 2025. The financing agreements include interest charges composed of a floating term Secured Overnight Financing Rate (“SOFR”) element that is subject to annual adjustment, plus a margin of 4.52% and a credit adjustment spread of 0.26%. The Company has incurred $2.3 million in financing cost, including the amended financing costs entered into May 2025, which is amortized over the term of the financing arrangement and presented net of the outstanding loan balance. The financing agreement contains certain financial covenants requiring us on a consolidated basis to maintain a minimum value adjusted equity of $175.0 million and ratio of 25%, minimum liquidity of $20.0 million, and a minimum vessel value to outstanding lease clause.

During May 2025, the Company entered into an amendment to the financing agreement related to the three 2018-built vessels with Ocean Yield. The amendment increased the outstanding principal by approximately $15 million per vessel and extended the maturity of the financing by 60 months from the original due date. Under the amended agreement, the financing carries a reduced interest margin compared to the original agreement and the repayment profile was modified to include amortization over 36 months followed by a final balloon payment of approximately $13.4 million per vessel. Following the amendment, the total outstanding lease obligation, related to the three 2018 build vessels, increased to approximately $120 million.

The outstanding amounts under this financing arrangement were $113.4 million and $78.1 million as of December 31, 2025, and 2024, respectively, where $10.7 million and $9.3 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

Financing of 2022-built Vessels

The two vessels, Nordic Harrier and Nordic Hunter, were delivered from Samsung shipyard in 2022. Under the terms of the financing agreement, the lender provided financing of 80.0% of the purchase price for each of the two vessels. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase the vessels for $16.5 million for each vessel upon the completion of the ten-year bareboat charter agreements and has the option to purchase the vessels after sixty and eighty-four months. The purchase options have to be declared six months in advance of the anniversaries for each vessel. The financing agreements include interest charges composed of a floating SOFR element that is subject to quarterly adjustment, plus a margin of 4.50% and a credit adjustment spread of 0.26%. The financing agreements contain certain financial covenants requiring the Company on a consolidated basis to maintain a minimum liquidity of $20.0 million and a minimum vessel value to outstanding lease clause.

The outstanding amounts under this financing arrangement were $68.3 million and $73.8 million as of December 31, 2025, and 2024, respectively, where $5.4 million and $5.4 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

Financing of Nordic Hawk

The 2016-built vessel, Nordic Hawk, was delivered to the Company in December 2023. Under the terms of the financing agreement, the lender provided financing of 75.0% of the purchase price. Upon delivery of the vessel, the Company entered into an eight-year bareboat charter agreement. The Company has an obligation to purchase the vessel for $5.9 million upon the completion of the eight-year bareboat charter agreement and has the option to purchase the vessel after sixty and eighty-four months. The financing agreement has an interest rate as of December 31, 2024, composed of a floating term SOFR element subject to quarterly adjustments and a margin of 4.76%. The financing agreement contains certain financial covenants requiring the Company on a consolidated basis to maintain a minimum liquidity of $20.0 million and a minimum vessel value to outstanding lease clause.

The outstanding amounts under this financing arrangement were $41.5 million and $47.5 million as of December 31, 2025, and 2024, respectively, where $5.9 million and $5.9 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

Financing of Nordic Galaxy & Nordic Moon

The 2016-built vessels, Nordic Galaxy and Nordic Moon, was delivered to the Company in April 2025. Under the terms of the financing agreement, the lender provided financing of 50% of the purchase price. Upon delivery of the vessel, the Company entered into an eight-year bareboat charter agreement. The Company has an obligation to purchase the vessels for $8.6 million per vessel upon the completion of the eight-year bareboat charter agreement and has the option to purchase the vessel after sixty and eighty-four months. The financing agreement has an interest rate as of December 31, 2025, composed of a floating term SOFR element subject to monthly adjustments and a margin of 3.70%. The financing agreement contains certain financial covenants requiring the Company on a consolidated basis to maintain a minimum liquidity of $20.0 million and a minimum vessel value to outstanding lease clause.

The outstanding amounts under this financing arrangement were $61.6 million as of December 31, 2025, where $6.0 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

As of December 31, 2025, the aggregate annual principal payments required to be made under the Company’s outstanding debt facilities are as follows:

Debt repayments in $’000s*	Total	2026	2027	2028	2029	2030	More than 5 years
2025 Senior Secured Credit Facility, amended and restated $150	142,781	7,500	7,500	7,500	120,281	0	0
Financing of 2018-built Vessels	113,394	11,061	11,061	11,091	11,061	11,061	58,061
Financing of 2022-built Vessels	68,344	5,500	5,500	5,515	5,500	5,500	40,830
Financing of 2016-built Vessel	41,524	6,000	6,000	6,016	6,000	6,000	11,508
Financing of 2025-built Vessels	61,667	6,083	6,083	6,100	6,083	6,083	31,235
Total	427,710	36,143	36,143	36,222	148,925	28,643	141,634

The Company monitors compliance with financial covenants on a regular basis and as of December 31, 2025, the Company was in compliance with the financial covenants in its debt facilities. The financial minimum liquidity covenant has historically been the most sensitive covenant. As of December 31, 2025, the cash balance of the Company was $45.86 million.

On a regular basis, the Company performs cash flow projections to evaluate whether it will be in a position to cover the liquidity needs for the next 12-month period and the compliance with financial and security ratios under its existing and future financing agreements. In developing estimates of future cash flows, the Company makes assumptions about the vessels’ future performance, market rates, operating expenses, capital expenditure, fleet utilization, general and administrative expenses, loan repayments and interest charges. The assumptions applied are based on historical experience and future expectations.

The Company prepares cash flow projections for different scenarios and a key input factor to the cash flow projections is the estimated freight rates. The Company applies an average of several broker estimates in combination with own estimates for the coming 12-months’ period. The average freight rates achieved in 2024 have been strong compared to the historical long-term average freight rates achieved by the Company. As such, the Company has generated significant positive cash flows from operations that could be used for dividends, investments, or repayment of outstanding loan balances.

Given the strong market conditions, the availability of secured financing, a number of unencumbered vessels, and the renewed at-the-market (ATM) program, the Company believes it is well-positioned financially to meet its obligations and support future growth. We refer to note 12 for further information on the renewal of our ATM program.